UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: September 30, 2017

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	September 30, 2017

QS

INTERNATIONAL

DIVIDEND FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide long-term capital appreciation and income.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of QS International Dividend Fund for the twelve-month reporting period ended September 30, 2017. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 31, 2017

II	QS International Dividend Fund

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the twelve months ended September 30, 2017 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that third quarter 2016 U.S. gross domestic product (“GDP”)i growth was revised to 2.8%. GDP growth then decelerated to 1.8% and 1.2%, as revised, for the fourth quarter of 2016 and the first quarter of 2017, respectively. Second quarter 2017 GDP growth then accelerated to 3.1%, the strongest reading in two years. Finally, the U.S. Department of Commerce’s initial estimate for third quarter 2017 GDP growth — released after the reporting period ended — was 3.0%. Slightly slower growth was attributed to a number of factors, including decelerations in personal consumption expenditures, in nonresidential fixed investment and in exports that were partly offset by an acceleration in private inventory investment and a downturn in imports.

Job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on September 30, 2017, the unemployment rate was 4.2%, as reported by the U.S. Department of Labor. This represented the lowest unemployment rate since February 2001. However, the percentage of longer-term unemployed ticked up over the reporting period. In September 2017, 25.5% of Americans looking for a job had been out of work for more than six months, versus 25.2% when the period began.

Turning to the global economy, in its October 2017 World Economic Outlook Update — released after the reporting period ended — the International Monetary Fund (“IMF”)ii said, “The pickup in growth projected in the April 2017 World Economic Outlook is strengthening. The global growth forecast for 2017 and 2018 — 3.6 percent and 3.7 percent, respectively — is 0.1 percentage point higher in both years than in the April [2017] and July [2017] forecasts. Notable pickups in investment, trade, and industrial production, coupled with strengthening business and consumer confidence, are supporting the recovery.” From a regional perspective, the IMF estimates 2017 growth in the Eurozone will be 2.1%, versus 1.8% in 2016. Japan’s economy is expected to expand 1.5% in 2017, compared to 1.0% in 2016. Elsewhere, the IMF projects that overall growth in emerging market countries will accelerate to 4.6% in 2017, versus 4.3% in 2016.

Looking back, after an extended period of maintaining the federal funds rateiii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iv increased the rate at its meeting on December 16, 2015. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at each meeting prior to its meeting on December 14, 2016, at which time, the Fed raised rates to a range between 0.50% and 0.75%.

After holding rates steady at its meeting that concluded on February 1, 2017, the Fed raised rates to a range between 0.75% and 1.00% at its meeting that ended on March 15, 2017. At its meeting that concluded on June 14, 2017, the Fed raised rates to a range between 1.00% and 1.25%. At its meeting that concluded on July 26, 2017, the Fed kept rates on hold, as expected. Finally, at its meeting that concluded on September 20, 2017, the Fed again kept rates on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….”

QS International Dividend Fund	III

Investment commentary (cont’d)

Central banks outside the U.S. largely maintained their accommodative monetary policy stances during the reporting period. In March 2016, the European Central Bank (“ECB”)v announced that it would increase its bond purchasing program to €80 billion-per-month. It also lowered its deposit rate to -0.4% and its main interest rate to 0%. In December 2016, the ECB again extended its bond buying program until December 2017. From April 2017 through December 2017, the ECB will purchase €60 billion-per-month of bonds. Finally, in October 2017, after the reporting period ended, the ECB announced that it would continue to buy bonds through September 2018, but after December 2017 it would pare their purchases to €30 billion-per-month. However, the ECB did not change its key interest rates. In other developed countries, in August 2016, the Bank of Englandvi lowered interest rates from 0.50% to 0.25%, a new record low, and rates remained constant during the reporting period. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japanvii announced that it cut the rate on current accounts that commercial banks hold with it to -0.10% and kept rates on hold during the reporting period. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35% during the reporting period.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 31, 2017

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

IV	QS International Dividend Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide long-term capital appreciation and income. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity and equity-related securities that provide investment income, dividend payments or other distributions or in other investments with similar economic characteristics. The Fund invests substantially all of its assets in securities of non-U.S. issuers, including issuers in emerging markets, and may invest in issuers of any market capitalization.

We typically emphasize investments in stocks expected to pay dividends and favor stocks with lower volatility characteristics as identified by our proprietary security risk assessment process. Dividend-paying stocks are identified by using a combination of historical dividend payments and future dividend estimates from third party analyst databases, as available. We pursue the Fund’s investment objectives by implementing an investment strategy that utilizes proprietary quantitative investment models to assist with stock selection, portfolio construction and risk control.

We seek to manage volatility through analyzing outputs from our multifactor risk model and measurements of each stock’s risk relative to the overall risk of the equity markets (beta) and looking for companies that offer a combination of attractive yields, high dividend growth, a record of increasing dividends and the cash flow to support dividend payments. Both of these types of risk measures (statistical and fundamental) are used to assist us in constructing a portfolio of securities for the Fund.

Additionally, elements of our multi-dimensional stock-ranking model are used to identify securities that we believe will have less volatility than the overall equity markets. We are part of a team approach to research to improve the quantitative models, and thus the models are expected to evolve over time as changes are incorporated.

Q. What were the overall market conditions during the Fund’s reporting period?

A. This was a strong period for equities outside the U.S., with all regions and most sectors posting positive returns, many in double digits. At the beginning of the twelve-month reporting period ended September 30, 2017, markets declined modestly in the fourth quarter of 2016, despite a run-up after the U.S. presidential election in November 2016. Nevertheless, some major markets in addition to the U.S. ended the 2016 calendar year with solid economic prospects. December 2016 indicators showed manufacturing growth rose in the U.K., Germany, Japan and China. Central banks remained generally accommodative. Globally, names in the Financials and Energy sectors outperformed, the former rising on the expectation of easing regulations, and the latter on the Organization of Petroleum Exporting Countries (“OPEC”) finally achieving a consensus on caps on oil production.

Equities advanced in the first quarter of 2017, with steady gains tapering off after mid-March 2017. Most major economies, including the Eurozone, saw largely positive economic trends. Germany and Italy hit five-year highs in manufacturing. Globally, the Information Technology (“IT”) sector had a double-digit gain and the Energy sector was the only decliner, sliding after the run-up in late 2016; prices declined over 5% during

QS International Dividend Fund 2017 Annual Report	1

Fund overview (cont’d)

the first quarter of 2017 amid reports of large U.S. reserves and suspected cheating on OPEC’s recently-placed quotas.

Developed markets equities finished the second quarter of 2017 with gains across most regions, in a low-volatility environment. Continued solid corporate earnings and growing economies outweighed news events that included cyber ransomware and other terror attacks, and a deteriorating outlook for trading relationships among some nations. Earnings revisions weakened at quarter-end after months of positive trends. Major economies, notably the Eurozone, saw largely encouraging economic trends in terms of industrial output and employment gains. In Japan, growth improved across both manufacturing and services. China had weaker than expected growth. Among developed markets, Energy was the weakest sector; amid higher-than-expected reserves, OPEC indicated that it would try to keep production low through early 2018. Japan and Europe’s central banks maintained loose monetary policies, while the U.K. considered rate hikes.

These generally very strong economic statistics persisted globally through the end of the reporting period. In this environment, central banks, including those in the U.S., U.K. and the European Union, have announced modest tightening measures.

Continental Europe was the best performing region for the twelve-month reporting period. Economic gains included improving growth in both manufacturing and non-manufacturing sectors. Most European markets outperformed within the MSCI All- Country World Index Ex-U.S.i overall, a measure of the performance of stocks throughout the world, with the exception of U.S.-based companies, and all sectors were solidly in positive territory.

The U.K. and Japan both had double digit returns for the reporting period but underperformed other major developed markets. In the U.K., the currency declined in the last quarter of 2016 following the Brexit vote (the June 2016 U.K. referendum to leave the European Union). While the economy appeared on solid ground, businesses relying on imported goods suffered on currency weakness against both the euro and the U.S. dollar. The market turned negative across most sectors in June 2017 after the “snap” election did not produce a majority for the Conservative party, giving Prime Minister Theresa May a weaker hand in the Brexit negotiations. Inflation appears to be picking up as well; the Bank of England’sii head said tightening may be needed in the next few months due to inflationary pressures that may build up around Brexit.

The Bank of Japan (“BoJ”)iii ended 2016 with a moderately positive outlook on improved business sentiment and consumer expenditure, making no policy changes after an active year of policymaking. Japan’s gross domestic product (“GDP”)iv growth grew at a slower pace than expected at the start of 2017, although numerous indicators were positive, including the largest trade surplus in seven years. While the government maintained its stimulus program perceiving the economy as still relatively weak, consumer confidence improved in the second quarter of 2017 amid stronger GDP growth, and the BoJ’s Tankan survey at the end of the reporting period indicated that business confidence among Japan’s largest manufacturers is higher than it has been in a decade.

2	QS International Dividend Fund 2017 Annual Report

Emerging markets outperformed international developed markets for the reporting period. Within the smaller regions, Developed Asia ex-Japan and Australia, New Zealand and Canada underperformed within the MSCI EAFE Indexv overall, despite enjoying strong double digit returns for the reporting period.

Q. How did we respond to these changing market conditions?

A. Our process focuses on building the Fund’s portfolio with attractive income and lower volatility than the market overall. We believe that these characteristics will allow us to provide some protection in down markets while still participating in up markets. We strongly believe in the value of a diversified portfolio based on both fundamental and quantitative measures regardless of the environment, but particularly during times of extreme market volatility. Thus, changing market conditions did not warrant a change in our process.

Performance review

For the twelve months ended September 30, 2017, Class IS shares of QS International Dividend Fund returned 8.43%. The Fund’s unmanaged benchmark, the MSCI All Country World Index Ex-U.S., returned 19.61% for the same period. The Lipper International Equity Income Funds Category Average1 returned 15.31% over the same time frame.

Performance Snapshot as of September 30, 2017 (unaudited)
	6 months	12 months
QS International Dividend Fund:
Class FI	7.06%	8.06%
Class IS	7.44%	8.43%
MSCI All Country World Index Ex-U.S.	12.30%	19.61%
Lipper International Equity Income Funds Category Average[1]	10.11%	15.31%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 1, 2017, the gross total annual fund operating expense ratios for Class FI and Class IS shares was 5.62% and 9.03%, respectively.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2017, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 129 funds for the six-month period and among the 119 for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

QS International Dividend Fund 2017 Annual Report	3

Fund overview (cont’d)

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.30% for Class FI shares and 0.85% for Class IS shares. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. Stock selection in Australia, New Zealand and Canada was the primary contributor to performance for the reporting period, particularly in the Materials sector and banks industry. Stock selection was also strong in the Japanese Industrials and Health Care sectors. At the stock level, the three strongest contributors were in China — Guangzhou Automobile Group Co., Ltd., BOC Hong Kong Holdings Ltd. and China Vanke Co., Ltd. All three companies outperformed the benchmark with strong double-digit returns for the period.

Q. What were the leading detractors from performance?

A. As noted, our process focuses on building the Fund’s portfolio with attractive income and lower volatility than the market overall. This strategy has been especially beneficial in times of extreme market volatility. For much of the reporting period, the market rewarded stocks with high betavi and did not favor stocks with higher yields. Thus, stock selection overall was the primary detractor from performance, especially in Continental Europe and the U.K. region. Sector allocation also detracted from relative return for the period, most notably an underweight to Continental Europe and an overweight to Developed Asia ex-Japan.

From a specific security perspective, the primary detractor was Teva Pharmaceuticals Industries Ltd. which was accused in December 2016 of generic drug price gouging and which continues to suffer from generic drug price erosion; Teva had a negative return of over 50% in the portfolio for the reporting period. The Japanese holding FamilyMart UNY Holdings Co., Ltd. in the convenience store space, which experienced declining returns on assets, and ComfortDelGro Corp., Ltd., a multi-national land transport company, were also leading detractors with double-digit negative returns for the period.

Q. Were there any significant changes to the Fund during the period?

A. There were no significant changes to the Fund during the reporting period.

Thank you for your investment in QS International Dividend Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

4	QS International Dividend Fund 2017 Annual Report

Sincerely,

QS Investors, LLC

October 17, 2017

RISKS: Equity securities are subject to market and price fluctuations. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks, including currency fluctuations, as well as social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Dividends fluctuate and are subject to change. Dividends represent past performance and there is no guarantee they will continue to be paid. The manager’s investment style may become out of favor and/ or the manager’s selection process may prove incorrect, which may have a negative impact on the Fund’s performance. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of September 30, 2017 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of September 30, 2017 were Taisei Corp. (1.2%), Tryg A/S (1.2%), Tsumura & Co. (1.1%), Link REIT (1.1%), China Railway Group Ltd., Class H Shares (1.1%), China Vanke Co., Ltd., Class H Shares (1.1%), Toronto-Dominion Bank (1.1%), Talanx AG (1.1%), Obayashi Corp. (1.1%) and Guangzhou Automobile Group Co., Ltd., Class H Shares (1.1%). Please refer to pages 11 through 17 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2017 were: Financials (23.3%), Industrials (12.8%), Consumer Staples (11.0%), Telecommunication Services (9.4%) and Utilities (8.7%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

QS International Dividend Fund 2017 Annual Report	5

Fund overview (cont’d)

[i]

The MSCI All-Country World Index Ex-U.S. (“MSCI ACWI Ex-U.S.”) is a market-capitalization-weighted index that is designed to measure performance of stocks throughout the world, with the exception of U.S.-based companies. The MSCI ACWI Ex-U.S. includes both developed and emerging markets.

ii	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

iii

The Bank of Japan (“BoJ”) is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

iv	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

[v]	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

[v]i

Beta measures the sensitivity of the investment to the movements of its benchmark. A beta higher than 1.0 indicates the investment has been more volatile than the benchmark and a beta of less than 1.0 indicates that the investment has been less volatile than the benchmark.

6	QS International Dividend Fund 2017 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of September 30, 2017 and September 30, 2016. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

QS International Dividend Fund 2017 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2017 and held for the six months ended September 30, 2017.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class FI	7.06%	$1,000.00	$1,070.60	1.30%	$6.75	Class FI	5.00%	$1,000.00	$1,018.55	1.30%	$6.58
Class IS	7.44	1,000.00	1,074.40	0.85	4.42	Class IS	5.00	1,000.00	1,020.81	0.85	4.31

[1]	For the six months ended September 30, 2017.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

8	QS International Dividend Fund 2017 Annual Report

Fund performance (unaudited)

Average annual total returns[1]
	Class FI	Class IS
Twelve Months Ended 9/30/17	8.06%	8.43%
Inception* through 9/30/17	7.96	6.80

Cumulative total returns[1]
Class FI (Inception date of 9/15/16 through 9/30/17)	8.31%
Class IS (Inception date of 2/28/13 through 9/30/17)	35.21

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

*	Inception dates for Class FI and IS shares are September 15, 2016 and February 28, 2013, respectively.

QS International Dividend Fund 2017 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $1,000,000 invested in

Class IS Shares of QS International Dividend Fund vs. MSCI All Country World Index Ex-U.S.† — February 28, 2013 - September 2017

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $1,000,000 invested in Class IS shares of QS International Dividend Fund on February 28, 2013 (inception date), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2017. The hypothetical illustration also assumes a $1,000,000 investment in the MSCI All Country World Index Ex-U.S. The MSCI All-Country World Index Ex-U.S. (“MSCI ACWI Ex-U.S.”) is a market-capitalization-weighted index that is designed to measure performance of stocks throughout the world, with the exception of U.S.-based companies. The MSCI ACWI Ex-U.S. includes both developed and emerging markets. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class IS shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

10	QS International Dividend Fund 2017 Annual Report

Schedule of investments

September 30, 2017

QS International Dividend Fund

Security	Shares	Value
Common Stocks — 98.5%
Consumer Discretionary — 8.2%
Auto Components — 1.6%
Bridgestone Corp.	900	$40,871	(a)
Sumitomo Rubber Industries Ltd.	1,700	31,186	(a)
Total Auto Components		72,057
Automobiles — 1.1%
Guangzhou Automobile Group Co., Ltd., Class H Shares	21,000	48,707	(a)
Hotels, Restaurants & Leisure — 0.6%
William Hill PLC	7,514	25,414	(a)
Household Durables — 0.4%
Sekisui House Ltd.	1,200	20,238	(a)
Media — 1.8%
Eutelsat Communications SA	900	26,670	(a)
I-CABLE Communications Ltd.	3,065	102	*(a)
RTL Group SA	268	20,332	(a)
SES, FDR	1,557	34,045	(a)
Total Media		81,149
Specialty Retail — 0.7%
Yamada Denki Co., Ltd.	5,600	30,607	(a)
Textiles, Apparel & Luxury Goods — 2.0%
Li & Fung Ltd.	50,000	25,104	(a)
Pandora A/S	268	26,454	(a)
Yue Yuen Industrial Holdings Ltd.	10,506	40,055	(a)
Total Textiles, Apparel & Luxury Goods		91,613
Total Consumer Discretionary		369,785
Consumer Staples — 11.0%
Food & Staples Retailing — 5.2%
FamilyMart UNY Holdings Co., Ltd.	660	34,810	(a)
George Weston Ltd.	400	34,831
Kesko OYJ, Class B Shares	860	46,116	(a)
Koninklijke Ahold Delhaize NV	514	9,615	(a)
Lawson Inc.	500	33,115	(a)
Wal-Mart de Mexico SAB de CV	13,100	29,998
William Morrison Supermarkets PLC	14,946	46,891	(a)
Total Food & Staples Retailing		235,376
Food Products — 2.1%
Nestle SA, Registered Shares	579	48,492	(a)
Uni-President Enterprises Corp.	23,000	48,164	(a)
Total Food Products		96,656

See Notes to Financial Statements.

QS International Dividend Fund 2017 Annual Report	11

Schedule of investments (cont’d)

September 30, 2017

QS International Dividend Fund

Security	Shares	Value
Household Products — 0.7%
Kimberly-Clark de Mexico SAB de CV, Class A Shares	14,776	$30,112
Tobacco — 3.0%
British American Tobacco PLC	725	45,327	(a)
Imperial Brands PLC	1,094	46,684	(a)
KT&G Corp.	443	40,802	(a)
Total Tobacco		132,813
Total Consumer Staples		494,957
Energy — 3.7%
Oil, Gas & Consumable Fuels — 3.7%
BP PLC	4,480	28,643	(a)
Caltex Australia Ltd.	1,744	44,044	(a)
China Petroleum & Chemical Corp., Class H Shares	62,000	46,664	(a)
JXTG Holdings Inc.	8,800	45,382	(a)
Total Energy		164,733
Financials — 23.3%
Banks — 12.9%
Aozora Bank Ltd.	1,100	41,875	(a)
Bank Hapoalim B.M.	5,787	40,500	(a)
Bank of China Ltd., Class H Shares	59,000	29,181	(a)
Bendigo and Adelaide Bank Ltd.	1,715	15,710	(a)
Canadian Imperial Bank of Commerce	500	43,747
China Construction Bank Corp., Class H Shares	40,109	33,420	(a)
China Minsheng Banking Corp., Ltd., Class H Shares	46,577	42,824	(a)
Danske Bank A/S	1,161	46,431	(a)
DBS Group Holdings Ltd.	2,300	35,390	(a)
DNB ASA	1,500	30,228	(a)
National Bank of Canada	984	47,357
Resona Holdings Inc.	3,800	19,528	(a)
Royal Bank of Canada	500	38,686
Skandinaviska Enskilda Banken AB, Class A Shares	2,200	29,039	(a)
Swedbank AB, Class A Shares	1,357	37,527	(a)
Toronto-Dominion Bank	880	49,545
Total Banks		580,988
Capital Markets — 1.5%
CI Financial Corp.	1,600	34,994
Thomson Reuters Corp.	697	31,979
Total Capital Markets		66,973

See Notes to Financial Statements.

12	QS International Dividend Fund 2017 Annual Report

QS International Dividend Fund

Security	Shares	Value
Insurance — 8.9%
Admiral Group PLC	1,564	$38,107	(a)
Direct Line Insurance Group PLC	9,234	44,997	(a)
Dongbu Insurance Co., Ltd.	350	22,333	(a)
Hannover Rueck SE	386	46,521	(a)
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe), Registered Shares	212	45,327	(a)
Power Financial Corp.	1,000	27,738
Swiss Re AG	451	40,856	(a)
Talanx AG	1,218	49,240	(a)
Tryg A/S	2,260	52,191	(a)
Zurich Insurance Group AG	105	32,067	(a)
Total Insurance		399,377
Total Financials		1,047,338
Health Care — 7.4%
Health Care Providers & Services — 0.9%
Miraca Holdings Inc.	900	41,872	(a)
Pharmaceuticals — 6.5%
AstraZeneca PLC	386	25,733	(a)
GlaxoSmithKline PLC	1,628	32,476	(a)
Mitsubishi Tanabe Pharma Corp.	1,100	25,286	(a)
Novartis AG, Registered Shares	426	36,556	(a)
Novo Nordisk A/S, Class B Shares	492	23,620	(a)
Otsuka Holdings Co., Ltd.	560	22,257	(a)
Roche Holding AG	136	34,718	(a)
Sanofi	268	26,640	(a)
Teva Pharmaceutical Industries Ltd., ADR	698	12,285
Tsumura & Co.	1,400	50,552	(a)
Total Pharmaceuticals		290,123
Total Health Care		331,995
Industrials — 12.8%
Air Freight & Logistics — 1.0%
Royal Mail PLC	8,882	45,729	(a)
Construction & Engineering — 3.4%
China Railway Group Ltd., Class H Shares	60,000	49,759	(a)
Obayashi Corp.	4,100	49,187	(a)
Taisei Corp.	1,000	52,472	(a)
Total Construction & Engineering		151,418
Industrial Conglomerates — 2.7%
Jardine Matheson Holdings Ltd.	700	44,355	(a)

See Notes to Financial Statements.

QS International Dividend Fund 2017 Annual Report	13

Schedule of investments (cont’d)

September 30, 2017

QS International Dividend Fund

Security	Shares	Value
Industrial Conglomerates — continued
Jardine Strategic Holdings Ltd.	800	$34,612	(a)
Siemens AG, Registered Shares	313	44,097	(a)
Total Industrial Conglomerates		123,064
Machinery — 0.9%
MAN SE	341	38,490	(a)
Road & Rail — 0.6%
ComfortDelGro Corp., Ltd.	19,100	29,376	(a)
Trading Companies & Distributors — 2.9%
Marubeni Corp.	5,800	39,642	(a)
Mitsui & Co., Ltd.	3,100	45,853	(a)
Sumitomo Corp.	3,300	47,508	(a)
Total Trading Companies & Distributors		133,003
Transportation Infrastructure — 1.3%
Beijing Capital International Airport Co., Ltd., Class H Shares	20,000	29,840	(a)
Hutchison Port Holdings Trust, Class U Shares	62,000	26,661	(a)
Total Transportation Infrastructure		56,501
Total Industrials		577,581
Information Technology — 6.9%
Communications Equipment — 1.1%
VTech Holdings Ltd.	3,300	48,192	(a)
Semiconductors & Semiconductor Equipment — 1.6%
Advanced Semiconductor Engineering Inc., ADR	5,455	33,712
Siliconware Precision Industries Co., Ltd., ADR	5,006	39,497
Total Semiconductors & Semiconductor Equipment		73,209
Software — 0.9%
Micro Focus International PLC	1,296	41,459	(a)
Technology Hardware, Storage & Peripherals — 3.3%
Compal Electronics Inc.	47,000	33,429	(a)
Lenovo Group Ltd.	45,000	24,876	(a)
Lite-On Technology Corp.	23,000	32,924	(a)
Neopost SA	810	31,479	(a)
Pegatron Corp.	10,000	26,028	(a)
Total Technology Hardware, Storage & Peripherals		148,736
Total Information Technology		311,596
Materials — 2.7%
Chemicals — 2.7%
Agrium Inc.	400	42,868
Givaudan SA, Registered Shares	22	47,869	(a)
Potash Corp. of Saskatchewan Inc.	1,600	30,801
Total Materials		121,538

See Notes to Financial Statements.

14	QS International Dividend Fund 2017 Annual Report

QS International Dividend Fund

Security	Shares	Value
Real Estate — 4.4%
Equity Real Estate Investment Trusts (REITs) — 1.1%
Link REIT	6,192	$50,240	(a)
Real Estate Management & Development — 3.3%
China Vanke Co., Ltd., Class H Shares	15,100	49,742	(a)
Daito Trust Construction Co., Ltd.	200	36,445	(a)
Hysan Development Co., Ltd.	6,000	28,266	(a)
Wharf Holdings Ltd.	4,000	35,650	(a)
Total Real Estate Management & Development		150,103
Total Real Estate		200,343
Telecommunication Services — 9.4%
Diversified Telecommunication Services — 8.1%
BCE Inc.	706	33,078
Bezeq Israeli Telecommunication Corp., Ltd.	21,127	30,186	(a)
Elisa OYJ	850	36,588	(a)
HKT Trust and HKT Ltd.	32,000	38,965	(a)
LG Uplus Corp.	3,368	39,278	(a)
Nippon Telegraph & Telephone Corp.	1,000	45,861	(a)
PCCW Ltd.	70,991	38,467	(a)
Swisscom AG, Registered Shares	72	36,898	(a)
Telefonica Deutschland Holding AG	7,385	41,444	(a)
Telstra Corp., Ltd.	8,285	22,723	(a)
Total Diversified Telecommunication Services		363,488
Wireless Telecommunication Services — 1.3%
NTT DoCoMo Inc.	1,800	41,143	(a)
StarHub Ltd.	9,400	18,043	(a)
Total Wireless Telecommunication Services		59,186
Total Telecommunication Services		422,674
Utilities — 8.7%
Electric Utilities — 3.8%
CK Infrastructure Holdings Ltd.	4,557	39,296	(a)
CLP Holdings Ltd.	4,433	45,472	(a)
Korea Electric Power Corp.	957	32,407	(a)
Red Electrica Corporacion SA	1,019	21,414	(a)
SSE PLC	1,833	34,305	(a)
Total Electric Utilities		172,894
Gas Utilities — 0.8%
Osaka Gas Co., Ltd.	1,800	33,479	(a)

See Notes to Financial Statements.

QS International Dividend Fund 2017 Annual Report	15

Schedule of investments (cont’d)

September 30, 2017

QS International Dividend Fund

Security		Shares	Value
Independent Power and Renewable Electricity Producers — 0.5%
Huaneng Power International Inc., Class H Shares		34,000	$20,983	(a)
Multi-Utilities — 2.8%
ATCO Ltd., Class I Shares		800	29,365
Canadian Utilities Ltd., Class A Shares		1,000	31,056
Centrica PLC		12,277	30,767	(a)
National Grid PLC		2,958	36,622	(a)
Total Multi-Utilities			127,810
Water Utilities — 0.8%
Severn Trent PLC		1,216	35,412	(a)
Total Utilities			390,578
Total Investments before Short-Term Investments (Cost — $4,027,964)			4,433,118

	Rate
Short-Term Investments — 0.9%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $41,098)	0.907%	41,098	41,098
Total Investments — 99.4% (Cost — $4,069,062)			4,474,216
Other Assets in Excess of Liabilities — 0.6%			28,824
Total Net Assets — 100.0%			$4,503,040

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
FDR	— Fiduciary Depositary Receipts
REIT	— Real Estate Investment Trust

See Notes to Financial Statements.

16	QS International Dividend Fund 2017 Annual Report

QS International Dividend Fund

Summary of Investments by Country** (unaudited)
Japan	18.5%
United Kingdom	12.5
Hong Kong	11.1
Canada	10.6
China	8.4
Switzerland	6.2
Germany	5.9
Taiwan	4.8
Denmark	3.3
South Korea	3.0
France	1.9
Israel	1.9
Singapore	1.9
Finland	1.9
Australia	1.8
Sweden	1.5
Mexico	1.3
Luxembourg	1.2
Norway	0.7
Spain	0.5
Netherlands	0.2
Short-Term Investments	0.9
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of September 30, 2017 and are subject to change.

See Notes to Financial Statements.

QS International Dividend Fund 2017 Annual Report	17

Statement of assets and liabilities

September 30, 2017

Assets:
Investments, at value (Cost — $4,069,062)	$4,474,216
Foreign currency, at value (Cost — $14,833)	14,756
Dividends and interest receivable	27,389
Receivable from investment manager	7,449
Receivable for Fund shares sold	98
Prepaid expenses	26,728
Total Assets	4,550,636

Liabilities:
Payable for Fund shares repurchased	1,015
Service and/or distribution fees payable	466
Distributions payable	98
Payable for securities purchased	39
Trustees’ fees payable	38
Accrued expenses	45,940
Total Liabilities	47,596
Total Net Assets	$4,503,040

Net Assets:
Par value (Note 7)	$4
Paid-in capital in excess of par value	4,066,489
Undistributed net investment income	4,425
Accumulated net realized gain on investments and foreign currency transactions	27,068
Net unrealized appreciation on investments and foreign currencies	405,054
Total Net Assets	$4,503,040

Net Assets:
Class FI	$2,216,551
Class IS	$2,286,489

Shares Outstanding:
Class FI	220,487
Class IS	227,312

Net Asset Value:
Class FI (and redemption price)	$10.05
Class IS (and redemption price)	$10.06

See Notes to Financial Statements.

18	QS International Dividend Fund 2017 Annual Report

Statement of operations

For the Year Ended September 30, 2017

Investment Income:
Dividends	$164,721
Interest	375
Less: Foreign taxes withheld	(14,765)
Total Investment Income	150,331

Expenses:
Registration fees	54,216
Legal fees	44,893
Audit and tax fees	26,632
Investment management fee (Note 2)	25,476
Custody fees	22,350
Shareholder reports	21,080
Fund accounting fees	17,970
Service and/or distribution fees (Notes 2 and 5)	4,478
Transfer agent fees (Note 5)	3,528
Trustees’ fees	238
Insurance	230
Miscellaneous expenses	3,730
Total Expenses	224,821
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(184,630)
Net Expenses	40,191
Net Investment Income	110,140

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain From:
Investment transactions	32,555
Foreign currency transactions	236
Net Realized Gain	32,791
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	189,029
Foreign currencies	250
Change in Net Unrealized Appreciation (Depreciation)	189,279
Net Gain on Investments and Foreign Currency Transactions	222,070
Increase in Net Assets From Operations	$332,210

See Notes to Financial Statements.

QS International Dividend Fund 2017 Annual Report	19

Statements of changes in net assets

For the Years Ended September 30,	2017	2016

Operations:
Net investment income	$110,140	$71,156
Net realized gain	32,791	42,962
Change in net unrealized appreciation (depreciation)	189,279	85,790
Increase in Net Assets From Operations	332,210	199,908

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(111,502)	(65,101)
Net realized gains	(33,385)	(232,678)
Decrease in Net Assets From Distributions to Shareholders	(144,887)	(297,779)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	690,669	1,609,473
Reinvestment of distributions	144,625	297,779
Cost of shares repurchased	(192,560)	(648,208)
Increase in Net Assets From Fund Share Transactions	642,734	1,259,044
Increase in Net Assets	830,057	1,161,173

Net Assets:
Beginning of year	3,672,983	2,511,810
End of year*	$4,503,040	$3,672,983
*Includes undistributed net investment income of:	$4,425	$5,551

See Notes to Financial Statements.

20	QS International Dividend Fund 2017 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class FI Shares[1]	2017	2016[2]

Net asset value, beginning of year	$9.63	$9.65

Income (loss) from operations:
Net investment income	0.26	0.03
Net realized and unrealized gain (loss)	0.50	(0.01)
Total income from operations	0.76	0.02

Less distributions from:
Net investment income	(0.25)	(0.04)
Net realized gains	(0.09)	—
Total distributions	(0.34)	(0.04)

Net asset value, end of year	$10.05	$9.63
Total return[3]	8.06%	0.23%

Net assets, end of year (000s)	$2,217	$1,574

Ratios to average net assets:
Gross expenses	5.93%	5.62%[4]
Net expenses[5,6]	1.23	1.10 [4]
Net investment income	2.68	6.37 [4]

Portfolio turnover rate	36%	30%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period September 15, 2016 (inception date) to September 30, 2016.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	For the year ended September 30, 2016.

See Notes to Financial Statements.

QS International Dividend Fund 2017 Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class IS Shares[1]	2017	2016	2015	2014	2013[2]

Net asset value, beginning of year	$9.64	$10.31	$10.71	$10.56	$10.00

Income (loss) from operations:
Net investment income	0.28	0.31	0.31	0.39	0.27
Net realized and unrealized gain (loss)	0.51	0.54	(0.32)	0.22	0.54
Total income (loss) from operations	0.79	0.85	(0.01)	0.61	0.81

Less distributions from:
Net investment income	(0.28)	(0.27)	(0.35)	(0.39)	(0.25)
Net realized gains	(0.09)	(1.25)	(0.04)	(0.07)	—
Total distributions	(0.37)	(1.52)	(0.39)	(0.46)	(0.25)

Net asset value, end of year	$10.06	$9.64	$10.31	$10.71	$10.56
Total return[3]	8.43%	9.06%	(0.18)%	5.83%	8.23%

Net assets, end of year (000s)	$2,286	$2,099	$2,512	$3,204	$2,648

Ratios to average net assets:
Gross expenses	5.57%	9.03%	6.94%	7.72%	13.20%[4]
Net expenses[5,6]	0.85	0.85	0.85	0.85	0.85 [4]
Net investment income	2.92	3.16	2.84	3.61	4.42 [4]

Portfolio turnover rate	36%	30%	13%	4%	4%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 28, 2013 (inception date) to September 30, 2013.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

22	QS International Dividend Fund 2017 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

QS International Dividend Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

QS International Dividend Fund 2017 Annual Report	23

Notes to financial statements (cont’d)

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

24	QS International Dividend Fund 2017 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Consumer discretionary	—	$369,785	—	$369,785
Consumer staples	$94,941	400,016	—	494,957
Energy	—	164,733	—	164,733
Financials	274,046	773,292	—	1,047,338
Health care	12,285	319,710	—	331,995
Industrials	—	577,581	—	577,581
Information technology	73,209	238,387	—	311,596
Materials	73,669	47,869	—	121,538
Real estate	—	200,343	—	200,343
Telecommunication services	33,078	389,596	—	422,674
Utilities	60,421	330,157	—	390,578
Total long-term investments	621,649	3,811,469	—	4,433,118
Short-term investments†	41,098	—	—	41,098
Total investments	$662,747	$3,811,469	—	$4,474,216

†	See Schedule of Investments for additional detailed categorizations.

For the year ended September 30, 2017, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At September 30, 2017, securities valued at $3,811,469 were classified as Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

QS International Dividend Fund 2017 Annual Report	25

Notes to financial statements (cont’d)

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

26	QS International Dividend Fund 2017 Annual Report

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2017, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain
(a)	$236	$(236)

(a)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and QS Investors, LLC (“QS Investors”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, QS Investors and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. For their services, LMPFA pays QS Investors and Western Asset monthly an aggregate fee equal to 70% of the net management fee it receives from the Fund.

QS International Dividend Fund 2017 Annual Report	27

Notes to financial statements (cont’d)

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI and Class IS shares did not exceed 1.30% and 0.85%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

During the year ended September 30, 2017, fees waived and/or expenses reimbursed amounted to $184,630.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of September 30, 2017, Legg Mason and its affiliates owned 50% of the Fund.

3. Investments

During the year ended September 30, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$1,990,051
Sales	1,382,074

At September 30, 2017, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$4,074,094	$547,438	$(147,316)	$400,122

4. Derivative instruments and hedging activities

During the year ended September 30, 2017, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class FI shares calculated at the annual rate of 0.25% of the average daily net assets of the class. Service and/or distribution fees are accrued daily and paid monthly.

28	QS International Dividend Fund 2017 Annual Report

For the year ended September 30, 2017, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class FI	$4,478	$3,179
Class IS	—	349
Total	$4,478	$3,528

For the year ended September 30, 2017, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class FI	$84,191
Class IS	100,439
Total	$184,630

6. Distributions to shareholders by class

	Year Ended September 30, 2017	Year Ended September 30, 2016
Net Investment Income:
Class FI	$48,890	$6,884	[1]
Class IS	62,612	58,217
Total	$111,502	$65,101

Net Realized Gains:
Class FI	$14,242	—	[1]
Class IS	19,143	$232,678
Total	$33,385	$232,678

[1]	For the period September 15, 2016 (inception date) to September 30, 2016.

7. Shares of beneficial interest

At September 30, 2017, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended September 30, 2017		Year Ended September 30, 2016
	Shares	Amount	Shares		Amount
Class FI
Shares sold	69,905	$680,407	166,764	[1]	$1,609,473	[1]
Shares issued on reinvestment	6,583	63,132	715	[1]	6,884	[1]
Shares repurchased	(19,416)	(192,560)	(4,064)	[1]	(39,457)	[1]
Net increase	57,072	$550,979	163,415	[1]	$1,576,900	[1]

QS International Dividend Fund 2017 Annual Report	29

Notes to financial statements (cont’d)

	Year Ended September 30, 2017		Year Ended September 30, 2016
	Shares	Amount	Shares	Amount
Class IS
Shares sold	1,064	$10,262	—	—
Shares issued on reinvestment	8,509	81,493	31,069	$290,895
Shares repurchased	—	—	(56,881)	(608,751)
Net increase (decrease)	9,573	$91,755	(25,812)	$(317,856)

[1]	For the period September 15, 2016 (inception date) to September 30, 2016.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, was as follows:

	2017	2016
Distributions paid from:
Ordinary income	$111,502	$66,088
Net long-term capital gains	33,385	231,691
Total distributions paid	$144,887	$297,779

As of September 30, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$18,102
Undistributed long-term capital gains — net	26,952
Total undistributed earnings	45,054
Other book/tax temporary differences(a)	(8,529)
Unrealized appreciation (depreciation)(b)	400,022
Total accumulated earnings (losses) — net	$436,547

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

9. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The Fund has adopted the amendments to Regulation S-X and, upon evaluation, has concluded that the amendments do not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

30	QS International Dividend Fund 2017 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Equity Trust and Shareholders of the QS International Dividend Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the QS International Dividend Fund (the “Fund”), a series of Legg Mason Partners Equity Trust, as of September 30, 2017, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial statements of the Fund as of and for the year ended September 30, 2016 and the financial highlights for each of the years or periods ended on or prior to September 30, 2016 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated November 15, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

November 21, 2017

QS International Dividend Fund 2017 Annual Report	31

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of QS International Dividend Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

32	QS International Dividend Fund

Independent Trustees cont’d
Althea L. Duersten
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

QS International Dividend Fund	33

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (24 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (10 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (since 2013); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

34	QS International Dividend Fund

Interested Trustee and Officer
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 150 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	143
Other board memberships held by Trustee during past five years	None

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

QS International Dividend Fund	35

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

36	QS International Dividend Fund

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

QS International Dividend Fund	37

Additional information (unaudited) (cont’d)

Change in Independent Registered Public Accounting Firm

On August 14, 2017, KPMG LLP (“KPMG”) resigned, at the request of the Fund, as the independent registered public accounting firm to the Fund. The Audit Committee of the Fund’s Board of Trustees participated in, and approved, the decision to change the independent registered public accounting firm. KPMG’s reports on the Fund’s financial statements for the fiscal periods ended September 30, 2016 and September 30, 2015 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle. During the Fund’s fiscal periods ended September 30, 2016 and September 30, 2015 and the subsequent interim period through August 14, 2017, (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Fund’s financial statements for such periods, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The Audit Committee of the Fund’s Board of Trustees approved the engagement of PricewaterhouseCoopers LLP (“PwC”) as the Fund’s independent registered public accounting firm for the fiscal year ending September 30, 2017. The selection of PwC does not reflect any disagreements with or dissatisfaction by the Fund or the Board of Trustees with the performance of the Fund’s prior independent registered public accounting firm, KPMG. During the Fund’s fiscal periods ended September 30, 2016 and September 30, 2015, and the subsequent interim period through August 14, 2017, neither the Fund, nor anyone on its behalf, consulted with PwC on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

38	QS International Dividend Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2017:

Record date:	12/7/2016	12/21/2016	3/30/2017	6/29/2017	9/29/2017
Payable date:	12/8/2016	12/22/2016	3/31/2017	6/30/2017	9/30/2017
Ordinary income:
Qualified dividend income for individuals*	—	95.80%	96.86%	96.86%	96.86%
Foreign source income*	—	100.00%	97.79%	97.79%	97.79%
Foreign taxes paid per share	—	—	$0.007864	$0.011593	$0.011133
Long-term capital gain dividend	$0.087920	—	—	—	—

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

QS International Dividend Fund	39

QS

International Dividend Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

QS Investors, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing

(US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

QS International Dividend Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

QS International Dividend Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of QS International Dividend Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC

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Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC Member FINRA, SIPC

BATX015993 11/17 SR17-3192

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Dwight B. Crane as the Audit Committee’s financial expert Dwight B. Crane is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2016 and September 30, 2017 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $189,700 in September 30, 2016 and $182,960 in September 30, 2017.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2016 and $0 in 2017.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $24,680 in 2016 and $24,920 in 2017. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2016 and 2017; Tax Fees were 100% and 100% for 2016 and 2017; and Other Fees were 100% and 100% for 2016 and 2017.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2016 and $160,000 in 2017.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 30, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 30, 2017

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	November 30, 2017